Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports Second Quarter 2022 Results

●	Sales increase 52.7% to $1.3 billion, same branch revenue increases 20.7%
●	Net income increases 59.0% to $143.7 million, and 57.5% on an adjusted basis
●	Adjusted EBITDA margin expands 100 basis points to 19.0%, 19.9% on a same branch basis, up 190 basis points

Second Quarter Financial Highlights ($ in 000s)

(unless otherwise indicated, comparisons are to the quarter ended June 30, 2021)

3 Months Ended 6/30/22	Reported	Change
Sales	$1,274,285	52.7%

“We are pleased to report another quarter of strong financial results. Our unique business model combining both installation and specialty distribution, a key differentiator and critical component of our success, should enable us to outperform in any environment.

“We also continue to make great progress in the integration of DI and are ahead of schedule to achieve the $35 million to $40 million of synergies forecasted when we announced this transaction.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Gross Margin	30.1%	100 bps
SG&A as % of revenue	13.9%	10 bps
Operating Profit	$207,221	61.5%
Operating Margin	16.3%	90 bps
Net Income	$143,697	59.0%
Net Income per diluted share	$4.41	62.1%

3 Months Ended 6/30/22	Adjusted	Change
Sales	$1,274,285	52.7%
Gross Margin	30.1%	90 bps
SG&A as % of revenue	13.8%	20 bps
Operating Profit	$208,798	60.8%
Operating Margin	16.4%	80 bps
Net Income	$144,381	57.5%
Net Income per diluted share	$4.43	60.5%
EBITDA	$242,254	61.7%
EBITDA Margin	19.0%	100 bps

3 Months Ended 6/30/22	Adj. Same Branch	Change
Sales	$1,007,185	20.7%
Gross Margin	31.2%	200 bps
Operating Margin	17.8%	220 bps
EBITDA Margin	19.9%	190 bps
Incremental EBITDA	29.4%

NYSE:BLD	August 2, 2022	topbuild.com

2

Six Month Financial Highlights ($ in 000s)

(unless otherwise indicated, comparisons are to the six months ended June 30, 2021)

6 Months Ended 6/30/22	Reported	Change
Sales	$2,443,203	54.9%
Gross Margin	29.3%	130 bps
SG&A as % of revenue	14.1%	40 bps
Operating Profit	$371,175	65.6%
Operating Margin	15.2%	100 bps
Net Income	$258,410	72.0%
Net Income per diluted share	$7.87	73.7%

6 Months Ended 6/30/22	Adjusted	Change
Sales	$2,443,203	54.9%
Gross Margin	29.3%	130 bps
SG&A as % of revenue	13.9%	30 bps
Operating Profit	$376,302	65.7%
Operating Margin	15.4%	100 bps
Net Income	$259,986	63.8%
Net Income per diluted share	$7.92	65.7%
EBITDA	$443,984	67.1%
EBITDA Margin	18.2%	140 bps

6 Months Ended 6/30/22	Adj. Same Branch	Change
Sales	$1,889,050	19.8%
Gross Margin	30.4%	240 bps
Operating Margin	17.2%	280 bps
EBITDA Margin	19.3%	250 bps
Incremental EBITDA	32.0%

Operating Segment Highlights ($ in 000s)

(unless otherwise indicated, comparisons are to the period ended June 30, 2021)

NYSE:BLD	August 2, 2022	topbuild.com

3

Capital Allocation

Acquisitions

The Company acquired one residential insulation company in the second quarter, Assured Insulating, which serves markets in Northeastern Texas and Northwestern Louisiana. Through June 30, the Company has completed four acquisitions which are expected to contribute approximately $15.7 million in annual revenue.

Share Repurchases

The Company announced that its Board of Directors recently approved a new share repurchase program with authorization to purchase up to $200 million shares of the Company’s common stock.

As of June 30, 2022, Company has repurchased a total of 647,466 shares which includes a portion of the shares repurchased under an accelerated share repurchase program which will be completed in the third quarter.

Sales and Adjusted EBITDA Guidance (1)

($ in millions)

2022	Low	High

“As we look toward the second half of 2022, we expect demand for our services to remain steady in all three end-markets we serve: residential, commercial, and industrial.

“Our focus will remain on the successful integration of DI, the strategic allocation of capital and ongoing initiatives to enhance operational efficiency, drive productivity and leverage our fixed costs.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$ 4,800	$ 4,900
Adjusted EBITDA*	$ 860	$ 900
*See table for adjusted EBITDA reconciliation.

(1) This outlook reflects management’s current view of present and future market conditions and are based on assumptions such as housing starts and completions, general and administrative expenses, weighted average diluted shares outstanding and interest rates. These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.

A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant. Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and are also detailed in the Company’s 2021 Annual Report on Form 10-K and subsequent SEC reports.

Conference Call

A conference call to discuss second quarter financial results is scheduled for today, Tuesday, August 2nd, at 9:00 a.m. Eastern Time. The call may be accessed by dialing (877) 407-9037. The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com. In addition, a copy of management’s formal remarks and a presentation that summarizes management’s formal remarks will be available immediately prior to the conference call on www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada. We provide insulation installation services nationwide through our contractor services business which has approximately 230 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our specialty distribution network encompasses approximately 180 branches. To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months. Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP. Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

NYSE:BLD	August 2, 2022	topbuild.com

4

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com

386-763-8801

(tables follow)

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$1,274,285	$834,255	$2,443,203	$1,577,053
Cost of sales	890,188	591,075	1,727,905	1,136,114
Gross profit	384,097	243,180	715,298	440,939

Selling, general, and administrative expense	176,876	114,894	344,123	216,767
Operating profit	207,221	128,286	371,175	224,172

Other income (expense), net:
Interest expense	(13,410)	(6,105)	(25,375)	(12,707)
Loss on extinguishment of debt	—	—	—	(13,862)
Other, net	(279)	66	406	144
Other expense, net	(13,689)	(6,039)	(24,969)	(26,425)
Income before income taxes	193,532	122,247	346,206	197,747

Income tax expense	(49,835)	(31,867)	(87,796)	(47,525)
Net income	$143,697	$90,380	$258,410	$150,222

Net income per common share:
Basic	$4.43	$2.75	$7.93	$4.57
Diluted	$4.41	$2.72	$7.87	$4.53

Weighted average shares outstanding:
Basic	32,405,292	32,865,303	32,570,988	32,846,016
Diluted	32,614,449	33,177,435	32,827,549	33,190,107

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income	$143,697	$90,380	$258,410	$150,222
Other comprehensive (loss) income:
Foreign currency translation adjustment	(2,193)	-	1,026	-
Comprehensive income	$141,504	$90,380	$259,436	$150,222

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$123,869	$139,779
Receivables, net of an allowance for credit losses of $12,558 at June 30, 2022, and $8,798 at December 31, 2021	773,744	668,419
Inventories, net	431,098	352,801
Prepaid expenses and other current assets	25,835	26,692
Total current assets	1,354,546	1,187,691

Right of use assets	174,361	177,177
Property and equipment, net	250,051	244,574
Goodwill	1,968,603	1,949,763
Other intangible assets, net	653,458	684,209
Deferred tax assets, net	—	1,905
Other assets	19,965	13,211
Total assets	$4,420,984	$4,258,530

LIABILITIES
Current liabilities:
Accounts payable	$508,227	$461,917
Current portion of long-term debt	38,162	38,640
Accrued liabilities	197,308	175,891
Short-term operating lease liabilities	55,284	54,591
Short-term finance lease liabilities	2,712	2,387
Total current liabilities	801,693	733,426

Long-term debt	1,437,102	1,454,483
Deferred tax liabilities, net	245,687	248,243
Long-term portion of insurance reserves	60,805	51,875
Long-term operating lease liabilities	124,191	125,339
Long-term finance lease liabilities	7,055	7,770
Other liabilities	1,788	960
Total liabilities	2,678,321	2,622,096

EQUITY	1,742,663	1,636,434
Total liabilities and equity	$4,420,984	$4,258,530

	As of June 30,
	2022	2021
Other Financial Data
Receivable days	46	45
Inventory days	48	30
Accounts payable days	62	74
Receivables, net plus inventories, net less accounts payable	$696,615	$313,631
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	15.0%	9.9%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash Flows Provided by (Used in) Operating Activities:
Net income	$258,410	$150,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	60,621	33,221
Share-based compensation	7,061	5,377
Loss on extinguishment of debt	—	13,862
Loss on sale of property and equipment	525	833
Amortization of debt issuance costs	1,427	858
Provision for bad debt expense	6,404	4,037
Loss from inventory obsolescence	3,610	1,129
Change in certain assets and liabilities
Receivables, net	(107,739)	(36,277)
Inventories, net	(82,621)	(8,055)
Prepaid expenses and other current assets	648	(2,273)
Accounts payable	47,540	21,782
Accrued liabilities	16,884	17,693
Other, net	4,927	(206)
Net cash provided by operating activities	217,697	202,203

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(36,034)	(28,560)
Acquisition of businesses, net of cash acquired	(18,746)	(195,411)
Proceeds from sale of property and equipment	618	193
Net cash used in investing activities	(54,162)	(223,778)

Cash Flows Provided by (Used in) Financing Activities:
Proceeds from issuance of long-term debt	—	411,250
Repayment of long-term debt	(19,287)	(421,716)
Payment of debt issuance costs	—	(6,500)
Proceeds from revolving credit facility	70,000	—
Repayment of revolving credit facility	(70,000)	—
Taxes withheld and paid on employees' equity awards	(11,667)	(11,491)
Exercise of stock options	1,452	5,952
Repurchase of shares of common stock	(150,050)	(24,038)
Payment of contingent consideration	(35)	(150)
Net cash used in financing activities	(179,587)	(46,693)
Impact of exchange rate changes on cash	142	—
Net decrease in cash and cash equivalents	(15,910)	(68,268)
Cash and cash equivalents- Beginning of period	139,779	330,007
Cash and cash equivalents- End of period	$123,869	$261,739

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$36,129	$39,135
Accruals for property and equipment	563	460

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Change	2022	2021	Change
Installation
Sales	$748,968	$605,625	23.7%	$1,425,661	$1,138,378	25.2%

Operating profit, as reported	$139,919	$99,066		$252,598	$172,702
Operating margin, as reported	18.7%	16.4%		17.7%	15.2%

Rationalization charges	−	−		473	−
Acquisition related costs	16	1,112		96	1,112
COVID-19 pay	−	116		−	605
Operating profit, as adjusted	$139,935	$100,294		$253,167	$174,419
Operating margin, as adjusted	18.7%	16.6%		17.8%	15.3%

Share-based compensation	282	274		689	614
Depreciation and amortization	15,319	14,857		31,004	27,683
EBITDA, as adjusted	$155,536	$115,425	34.8%	$284,860	$202,716	40.5%
EBITDA margin, as adjusted	20.8%	19.1%		20.0%	17.8%

Specialty Distribution
Sales	$587,791	$273,364	115.0%	$1,131,653	$524,965	115.6%

Operating profit, as reported	$86,749	$42,856		$157,170	$78,241
Operating margin, as reported	14.8%	15.7%		13.9%	14.9%

Acquisition related costs	334	−		575	−
COVID-19 pay	−	20		−	54
Operating profit, as adjusted	$87,083	$42,876		$157,745	$78,295
Operating margin, as adjusted	14.8%	15.7%		13.9%	14.9%

Share-based compensation	287	244		641	488
Depreciation and amortization	14,005	2,112		28,034	4,200
EBITDA, as adjusted	$101,375	$45,232	124.1%	$186,420	$82,983	124.6%
EBITDA margin, as adjusted	17.2%	16.5%		16.5%	15.8%

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Change	2022	2021	Change
Total net sales
Sales before eliminations	$1,336,759	$878,989		$2,557,314	$1,663,343
Intercompany eliminations	(62,474)	(44,734)		(114,111)	(86,290)
Net sales after eliminations	$1,274,285	$834,255	52.7%	$2,443,203	$1,577,053	54.9%

Operating profit, as reported - segments	$226,668	$141,922		$409,768	$250,943
General corporate expense, net	(9,012)	(6,704)		(19,449)	(13,311)
Intercompany eliminations	(10,435)	(6,932)		(19,144)	(13,460)
Operating profit, as reported	$207,221	$128,286		$371,175	$224,172
Operating margin, as reported	16.3%	15.4%		15.2%	14.2%

Rationalization charges	-	-		473	16
Acquisition related costs †	1,577	1,457		4,654	2,210
COVID-19 pay	-	136		-	659
Operating profit, as adjusted	$208,798	$129,879		$376,302	$227,057
Operating margin, as adjusted	16.4%	15.6%		15.4%	14.4%

Share-based compensation	3,334	2,266		7,061	5,377
Depreciation and amortization	30,122	17,703		60,621	33,221
EBITDA, as adjusted	$242,254	$149,848	61.7%	$443,984	$265,655	67.1%
EBITDA margin, as adjusted	19.0%	18.0%		18.2%	16.8%

Sales change period over period	440,030			866,150
EBITDA, as adjusted, change period over period	92,406			178,329
Incremental EBITDA, as adjusted, as a percentage of change in sales	21.0%			20.6%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Gross Profit Reconciliation

Net sales	$1,274,285	$834,255	$2,443,203	$1,577,053

Gross profit, as reported	$384,097	$243,180	$715,298	$440,939

Acquisition related costs	-	-	121	-
COVID-19 pay	-	122	-	592
Gross profit, as adjusted	$384,097	$243,302	$715,419	$441,531

Gross margin, as reported	30.1%	29.1%	29.3%	28.0%
Gross margin, as adjusted	30.1%	29.2%	29.3%	28.0%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$176,876	$114,894	$344,123	$216,767

Rationalization charges	-	-	473	16
Acquisition related costs	1,577	1,457	4,533	2,210
COVID-19 pay	-	14	-	67
Selling, general, and administrative expense, as adjusted	$175,299	$113,423	$339,117	$214,474

Operating Profit Reconciliation

Operating profit, as reported	$207,221	$128,286	$371,175	$224,172

Rationalization charges	-	-	473	16
Acquisition related costs	1,577	1,457	4,654	2,210
COVID-19 pay	-	136	-	659
Operating profit, as adjusted	$208,798	$129,879	$376,302	$227,057

Operating margin, as reported	16.3%	15.4%	15.2%	14.2%
Operating margin, as adjusted	16.4%	15.6%	15.4%	14.4%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$193,532	$122,247	$346,206	$197,747

Rationalization charges	-	-	473	16
Acquisition related costs	1,577	1,457	4,654	2,210
Refinancing costs and loss on extinguishment of debt	-	-	-	13,862
COVID-19 pay	-	136	-	659
Income before income taxes, as adjusted	195,109	123,840	351,333	214,494

Tax rate at 26.0%	(50,728)	(32,198)	(91,347)	(55,769)
Income, as adjusted	$144,381	$91,642	$259,986	$158,725

Income per common share, as adjusted	$4.43	$2.76	$7.92	$4.78

Weighted average diluted common shares outstanding	32,614,449	33,177,435	32,827,549	33,190,107

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales
Same branch:
Installation	$736,643	$605,625	$1,360,243	$1,138,378
Specialty Distribution	328,807	273,364	638,018	524,965
Eliminations	(58,265)	(44,734)	(109,211)	(86,290)
Total same branch	1,007,185	834,255	1,889,050	1,577,053

Acquisitions (a):
Installation	$12,325	$-	$65,418	$-
Specialty Distribution	258,984	-	493,635	-
Eliminations	(4,209)	-	(4,900)	-
Total acquisitions	267,100	-	554,153	-
Total	$1,274,285	$834,255	$2,443,203	$1,577,053

Gross profit, as adjusted
Same branch	$314,012	$243,302	$575,006	$441,531
Acquisitions (a)	70,085	-	140,292	-
Total	$384,097	$243,302	$715,298	$441,531

Gross margin, as adjusted
Same branch (b)	31.2%	29.2%	30.4%	28.0%
Acquisitions (c)	26.2%		25.3%

Operating profit, as adjusted
Same branch	$179,512	$129,879	$324,127	$227,057
Acquisitions (a)	29,286	-	52,175	-
Total	$208,798	$129,879	$376,302	$227,057

Operating margin, as adjusted
Same branch (b)	17.8%	15.6%	17.2%	14.4%
Acquisitions (c)	11.0%		9.4%

EBITDA, as adjusted
Same branch	$200,667	$149,848	$365,435	$265,655
Acquisitions (a)	41,587	-	78,549	-
Total	$242,254	$149,848	$443,984	$265,655

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	19.9%		19.3%
Acquisitions (c)	15.6%		14.2%
Total (d)	19.0%	18.0%	18.2%	16.8%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	29.4%		32.0%
Acquisitions (c)	15.6%		14.2%
Total (f)	21.0%		20.6%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income, as reported	$143,697	$90,380	$258,410	$150,222
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	13,689	6,039	24,969	12,563
Income tax expense	49,835	31,867	87,796	47,525
Depreciation and amortization	30,122	17,703	60,621	33,221
Share-based compensation	3,334	2,266	7,061	5,377
Rationalization charges	-	-	473	16
Acquisition related costs	1,577	1,457	4,654	2,210
Refinancing costs and loss on extinguishment of debt	-	-	-	13,862
COVID-19 pay	-	136	-	659
EBITDA, as adjusted	$242,254	$149,848	$443,984	$265,655

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2021		2022		Trailing Twelve Months Ended
	Q3	Q4	Q1	Q2	June 30, 2022
Net Sales	$845,757	$1,063,398	$1,168,918	$1,274,285	$4,352,358
Acquisitions proforma adjustment †	231,146	48,816	2,481	39	282,482
Net sales, acquisition adjusted	$1,076,903	$1,112,214	$1,171,399	$1,274,324	$4,634,840

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	August 2, 2022	topbuild.com

TopBuild Corp.

2022 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2022
	Low	High
Estimated net income	$481.5	520.1
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	61.0	58.0
Income tax expense	169.2	182.7
Depreciation and amortization	124.9	120.8
Share-based compensation	13.4	11.4
Rationalization charges	2.0	1.0
Acquisition related costs	8.0	6.0
Estimated EBITDA, as adjusted	$860.0	$900.0

NYSE:BLD	August 2, 2022	topbuild.com